For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
October 18, 2019	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings up 8.5%

Clinton, NJ, October 17, 2019 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $6.0 million, or $0.54 per diluted share, for the quarter ended September 30, 2019, an 8.5 percent increase compared to the $5.5 million, or $0.50 per diluted share reported for the prior year’s third quarter.   For the nine months ended September 30, 2019, Unity reported net income of $17.5 million, or $1.59 per diluted share, an 8.8 percent increase compared to $16.1 million or $1.48 per diluted share for the prior year’s period.

Quarterly net income included a $768 thousand gain on the sale of our Union, NJ branch building. The sale was in response to the Union, NJ redevelopment initiative. We will be relocating our Union, NJ branch to a new facility located across the street from the current branch. Also included in quarterly net income is a Federal Deposit Insurance assessment credit of $146 thousand. On September 30, 2018, the Deposit Insurance Fund Reserve Ratio reached 1.36 percent and the Federal Deposit Insurance Corporation (“FDIC”) announced that small banks would be awarded assessment credits for the portion of their assessments that contributed to the growth in the reserve ratio from 1.15 percent to 1.35 percent, to be applied when the reserve ratio is at least 1.38 percent. The initial credits were applied in September 2019.

Third Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $837 thousand to $14.4 million for the quarter ended September 30, 2019, compared to the prior year’s quarter, due to loan growth and a stable net interest margin.

•	Net interest margin decreased slightly to 3.90% for the quarter ended September 30, 2019, compared to 3.92% for the prior year’s quarter due to recent interest rate cuts by the Federal Reserve Board.

•
The provision for loan losses was $750 thousand for the quarter ended September 30, 2019, an increase of $250 thousand from the prior year’s quarter. The provision for loan losses increased as a result of loan charge-offs and growth in the portfolio.

•
Noninterest income increased $231 thousand to $2.7 million compared to the prior year’s quarter and increased $299 thousand compared to the prior sequential quarter. The increase was primarily due to the gain on the sale of the Union, NJ building. The Company elected not to sell SBA loans and residential mortgage portfolio loans during the quarter.

•
Noninterest expense decreased $72 thousand to $8.7 million compared to the prior year’s quarter and decreased $62 thousand compared to the prior sequential quarter. Quarterly noninterest expense included an FDIC assessment credit of $146 thousand. The year-over-year decrease was the result of an $850 thousand supplemental executive retirement (“SERP”) benefit expense in the prior year’s quarter, partially offset by a $317 thousand legal settlement related to one OREO property in the prior year’s quarter.

•
The effective tax rate was 22.0% compared to 18.6% in the prior year’s quarter due to recent New Jersey tax legislation changes. The effective tax rate is expected to increase in the future as a result of this legislation.

Balance Sheet Highlights

•
Total loans increased $63.9 million, or 4.9%, from year-end 2018 to $1.4 billion at September 30, 2019. Commercial, residential mortgage and consumer loan portfolios increased $29.1 million, $20.9 million and $14.9 million, respectively, partially offset by a decline of $1.1 million in SBA loans. Overall loan growth was impacted by increased payoffs.

•	Total deposits increased $65.7 million, or 5.4%, from year-end 2018 to $1.3 billion at September 30, 2019. Growth resulted primarily from time deposit promotions.

•	Borrowed funds remained flat at $210.0 million at September 30, 2019.

•
Shareholders’ equity was $154.9 million at September 30, 2019, an increase of $16.4 million from year-end 2018, due to retained net income. Shareholders’ equity continues to grow organically at a rate that exceeds balance sheet growth.

•	Book value per common share was $14.25 as of September 30, 2019.

•
At September 30, 2019, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 10.54%, 12.24%, 13.04% and 14.28% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•
Nonperforming loans totaled $5.6 million and included $4.4 million of well-secured residential mortgage loans. Nonperforming assets to total assets were 0.44% and the allowance to total loans ratio remained at 1.17% at September 30, 2019. Net charge-offs were $713 thousand for the quarter. This included a $500 thousand charge-off on a contractually performing loan due to a decline in the borrower’s cash flow.

Other Highlights

•
Unity Bancorp has been named to the Sandler O’Neill Sm-All Stars Class of 2019. This prestigious award recognizes financial institutions, with a market capitalization below $2.5 billion, based on criteria such as growth, profitability, credit quality and capital strength. Unity was one of only thirty publicly traded banks and thrifts recognized and one of five banks headquartered in New Jersey, which were recognized.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.7yu billion in assets and $1.3 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
September 30, 2019

				Sep 30, 2019 vs.
				Jun 30, 2019	Sep 30, 2018
(In thousands, except percentages and per share amounts)	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018%		%
BALANCE SHEET DATA:
Total assets	$1,664,308	$1,626,737	$1,553,152	2.3%	7.2%
Total deposits	1,273,362	1,264,353	1,219,473	0.7	4.4
Total loans	1,368,474	1,344,757	1,283,304	1.8	6.6
Total securities	63,991	62,122	63,399	3.0	0.9
Total shareholders' equity	154,884	149,383	133,067	3.7	16.4
Allowance for loan losses	(16,002)	(15,965)	(14,988)	0.2	6.8

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,635	$7,480	$6,745	2.1	13.2
Provision for income taxes	1,676	1,646	1,255	1.8	33.5
Net income	$5,959	$5,834	$5,490	2.1	8.5

Net income per common share - Basic	$0.55	$0.54	$0.51	1.9	7.8
Net income per common share - Diluted	$0.54	$0.53	$0.50	1.9	8.0

Performance ratios:
Return on average assets	1.53%	1.54%	1.50%
Return on average equity	15.57%	16.01%	16.64%
Efficiency ratio	51.06%	53.20%	54.86%
Net interest margin	3.90%	3.96%	3.92%
Noninterest expense to average assets	2.24%	2.32%	2.41%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$22,375		$19,958		12.1
Provision for income taxes	4,842		3,841		26.1
Net income	$17,533		$16,117		8.8

Net income per common share - Basic	$1.62		$1.50		8.0
Net income per common share - Diluted	$1.59		$1.48		7.4

Performance ratios:
Return on average assets	1.54%		1.52%		1.3
Return on average equity	16.02%		17.14%		(6.5)
Efficiency ratio	52.25%		53.90%		(3.1)
Net interest margin	3.97%		3.95%		0.5
Noninterest expense to average assets	2.28%		2.38%		(4.2)

SHARE INFORMATION:
Market price per share	$22.15	$22.70	$22.90	(2.4)	(3.3)
Dividends paid	$0.08	$0.08	$0.07	—	14.3
Book value per common share	$14.25	$13.76	$12.37	3.6	15.2
Average diluted shares outstanding (QTD)	11,036	11,026	10,936	0.1	0.9

CAPITAL RATIOS:
Total equity to total assets	9.31%	9.18%	8.57%
Leverage ratio	10.54%	10.36%	9.74%
Common equity tier 1 risk-based capital ratio	12.24%	11.99%	11.15%
Tier 1 risk-based capital ratio	13.04%	12.81%	12.00%
Total risk-based capital ratio	14.28%	14.06%	13.25%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$7,305	$5,336	$6,251	36.9	16.9
QTD net chargeoffs (annualized) to QTD average loans	0.21%	0.02%	0.05%
Allowance for loan losses to total loans	1.17%	1.19%	1.17%
Nonperforming assets to total loans and OREO	0.53%	0.40%	0.49%
Nonperforming assets to total assets	0.44%	0.33%	0.40%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
September 30, 2019

				Sep 30, 2019 vs.
				Dec 31, 2018	Sep 30, 2018
(In thousands, except percentages)	Sep 30, 2019	Dec 31, 2018	Sep 30, 2018%		%
ASSETS
Cash and due from banks	$29,426	$20,028	$23,217	46.9%	26.7%
Federal funds sold, interest-bearing deposits and repos	137,334	125,487	121,339	9.4	13.2
Cash and cash equivalents	166,760	145,515	144,556	14.6	15.4
Securities:
Securities available for sale	47,295	46,713	46,874	1.2	0.9
Securities held to maturity	14,332	14,875	15,325	(3.7)	(6.5)
Equity securities	2,364	2,144	1,200	10.3	97.0
Total securities	63,991	63,732	63,399	0.4	0.9
Loans:
SBA loans held for sale	13,053	11,171	13,029	16.8	0.2
SBA loans held for investment	36,380	39,333	41,051	(7.5)	(11.4)
Commercial loans	723,249	694,102	697,075	4.2	3.8
Residential mortgage loans	456,963	436,056	413,652	4.8	10.5
Consumer loans	138,829	123,904	118,497	12.0	17.2
Total loans	1,368,474	1,304,566	1,283,304	4.9	6.6
Allowance for loan losses	(16,002)	(15,488)	(14,988)	3.3	6.8
Net loans	1,352,472	1,289,078	1,268,316	4.9	6.6
Premises and equipment, net	21,700	23,371	23,416	(7.1)	(7.3)
Bank owned life insurance ("BOLI")	25,302	24,710	24,544	2.4	3.1
Deferred tax assets	5,768	5,350	5,310	7.8	8.6
Federal Home Loan Bank ("FHLB") stock	10,899	10,795	9,445	1.0	15.4
Accrued interest receivable	6,858	6,399	6,412	7.2	7.0
Other real estate owned ("OREO")	1,723	56	56	2,976.8	2,976.8
Goodwill	1,516	1,516	1,516	—	—
Other assets	7,319	8,635	6,182	(15.2)	18.4
Total assets	$1,664,308	$1,579,157	$1,553,152	5.4%	7.2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$279,238	$270,152	$271,321	3.4%	2.9%
Interest-bearing demand	179,661	185,792	180,189	(3.3)	(0.3)
Savings	394,333	394,727	408,927	(0.1)	(3.6)
Time Deposits	420,130	357,016	359,036	17.7	17.0
Total deposits	1,273,362	1,207,687	1,219,473	5.4	4.4
Borrowed funds	210,000	210,000	180,000	—	16.7
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	420	406	506	3.4	(17.0)
Accrued expenses and other liabilities	15,332	12,266	9,796	25.0	56.5
Total liabilities	1,509,424	1,440,669	1,420,085	4.8	6.3
Shareholders' equity:
Common stock	89,753	88,484	88,149	1.4	1.8
Retained earnings	65,199	50,161	45,121	30.0	44.5
Accumulated other comprehensive (loss) income	(68)	(157)	(203)	NM	NM
Total shareholders' equity	154,884	138,488	133,067	11.8	16.4
Total liabilities and shareholders' equity	$1,664,308	$1,579,157	$1,553,152	5.4%	7.2%

Issued and outstanding common shares	10,869	10,780	10,756
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2019

				Sep 30, 2019 vs.
	For the three months ended			Jun 30, 2019		Sep 30, 2018
(In thousands, except percentages and per share amounts)	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$271	$232	$187	$39	16.8%	$84	44.9%
FHLB stock	82	77	101	5	6.5	(19)	(18.8)
Securities:
Taxable	463	461	465	2	0.4	(2)	(0.4)
Tax-exempt	26	27	28	(1)	(3.7)	(2)	(7.1)
Total securities	489	488	493	1	0.2	(4)	(0.8)
Loans:
SBA loans	943	942	1,050	1	0.1	(107)	(10.2)
Commercial loans	9,467	9,357	8,784	110	1.2	683	7.8
Residential mortgage loans	5,606	5,535	4,803	71	1.3	803	16.7
Consumer loans	2,197	2,150	1,776	47	2.2	421	23.7
Total loans	18,213	17,984	16,413	229	1.3	1,800	11.0
Total interest income	19,055	18,781	17,194	274	1.5	1,861	10.8
INTEREST EXPENSE
Interest-bearing demand deposits	438	442	330	(4)	(0.9)	108	32.7
Savings deposits	1,194	1,188	1,049	6	0.5	145	13.8
Time deposits	2,577	2,437	1,739	140	5.7	838	48.2
Borrowed funds and subordinated debentures	442	504	509	(62)	(12.3)	(67)	(13.2)
Total interest expense	4,651	4,571	3,627	80	1.8	1,024	28.2
Net interest income	14,404	14,210	13,567	194	1.4	837	6.2
Provision for loan losses	750	350	500	400	114.3	250	50.0
Net interest income after provision for loan losses	13,654	13,860	13,067	(206)	(1.5)	587	4.5
NONINTEREST INCOME
Branch fee income	373	378	357	(5)	(1.3)	16	4.5
Service and loan fee income	522	569	465	(47)	(8.3)	57	12.3
Gain on sale of SBA loans held for sale, net	—	238	253	(238)	(100.0)	(253)	(100.0)
Gain on sale of mortgage loans, net	545	630	597	(85)	(13.5)	(52)	(8.7)
BOLI income	138	147	464	(9)	(6.1)	(326)	(70.3)
Net security gains	18	98	2	(80)	(81.6)	16	800.0
Other income	1,114	351	341	763	217.4	773	226.7
Total noninterest income	2,710	2,411	2,479	299	12.4	231	9.3
NONINTEREST EXPENSE
Compensation and benefits	5,353	5,186	5,704	167	3.2	(351)	(6.2)
Occupancy	651	653	675	(2)	(0.3)	(24)	(3.6)
Processing and communications	749	748	709	1	0.1	40	5.6
Furniture and equipment	711	718	586	(7)	(1.0)	125	21.3
Professional services	274	277	270	(3)	(1.1)	4	1.5
Loan collection & OREO (recoveries) expenses	(48)	(10)	(331)	(38)	(380.0)	283	85.5
Other loan expenses	89	67	51	22	32.8	38	74.5
Deposit insurance	—	134	191	(134)	(100.0)	(191)	(100.0)
Advertising	334	374	370	(40)	(10.7)	(36)	(9.7)
Director fees	171	164	175	7	4.3	(4)	(2.3)
Other expenses	445	480	401	(35)	(7.3)	44	11.0
Total noninterest expense	8,729	8,791	8,801	(62)	(0.7)	(72)	(0.8)
Income before provision for income taxes	7,635	7,480	6,745	155	2.1	890	13.2
Provision for income taxes	1,676	1,646	1,255	30	1.8	421	33.5
Net income	$5,959	$5,834	$5,490	$125	2.1%	$469	8.5%

Effective tax rate	22.0%	22.0%	18.6%

Net income per common share - Basic	$0.55	$0.54	$0.51
Net income per common share - Diluted	$0.54	$0.53	$0.50

Weighted average common shares outstanding - Basic	10,863	10,843	10,743
Weighted average common shares outstanding - Diluted	11,036	11,026	10,936

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2019

	For the nine months ended September 30,		Current YTD vs Prior YTD
(In thousands, except percentages and per share amounts)	2019	2018	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$724	$563	$161	28.6%
FHLB stock	275	359	(84)	(23.4)
Securities:
Taxable	1,400	1,442	(42)	(2.9)
Tax-exempt	81	88	(7)	(8.0)
Total securities	1,481	1,530	(49)	(3.2)
Loans:
SBA loans	2,880	3,365	(485)	(14.4)
Commercial loans	27,892	24,718	3,174	12.8
Residential mortgage loans	16,702	13,666	3,036	22.2
Consumer loans	6,382	5,003	1,379	27.6
Total loans	53,856	46,752	7,104	15.2
Total interest income	56,336	49,204	7,132	14.5
INTEREST EXPENSE
Interest-bearing demand deposits	1,289	813	476	58.5
Savings deposits	3,500	2,768	732	26.4
Time deposits	7,023	4,042	2,981	73.8
Borrowed funds and subordinated debentures	1,695	1,997	(302)	(15.1)
Total interest expense	13,507	9,620	3,887	40.4
Net interest income	42,829	39,584	3,245	8.2
Provision for loan losses	1,600	1,550	50	3.2
Net interest income after provision for loan losses	41,229	38,034	3,195	8.4
NONINTEREST INCOME
Branch fee income	1,120	1,107	13	1.2
Service and loan fee income	1,533	1,441	92	6.4
Gain on sale of SBA loans held for sale, net	554	1,383	(829)	(59.9)
Gain on sale of mortgage loans, net	1,525	1,442	83	5.8
BOLI income	435	810	(375)	(46.3)
Net security gains (losses)	216	(6)	222	3,700.0
Other income	1,758	900	858	95.3
Total noninterest income	7,141	7,077	64	0.9
NONINTEREST EXPENSE
Compensation and benefits	15,384	15,274	110	0.7
Occupancy	1,997	2,057	(60)	(2.9)
Processing and communications	2,213	2,072	141	6.8
Furniture and equipment	2,086	1,732	354	20.4
Professional services	839	682	157	23.0
Loan collection & OREO expenses (recoveries)	9	(320)	329	102.8
Other loan expenses	202	137	65	47.4
Deposit insurance	301	593	(292)	(49.2)
Advertising	1,056	1,051	5	0.5
Director fees	499	502	(3)	(0.6)
Other expenses	1,409	1,373	36	2.6
Total noninterest expense	25,995	25,153	842	3.3
Income before provision for income taxes	22,375	19,958	2,417	12.1
Provision for income taxes	4,842	3,841	1,001	26.1
Net income	$17,533	$16,117	$1,416	8.8%

Effective tax rate	21.6%	19.2%

Net income per common share - Basic	$1.62	$1.50
Net income per common share - Diluted	$1.59	$1.48

Weighted average common shares outstanding - Basic	10,836	10,713
Weighted average common shares outstanding - Diluted	11,019	10,910

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2019			June 30, 2019
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$51,744	$271	2.08%	$39,103	$232	2.38%
FHLB stock	5,138	82	6.33	5,236	77	5.90
Securities:
Taxable	58,144	463	3.16	57,939	461	3.19
Tax-exempt	4,418	32	2.87	4,470	33	2.96
Total securities (A)	62,562	495	3.14	62,409	494	3.17
Loans:
SBA loans	47,187	943	7.93	47,542	942	7.95
Commercial loans	713,785	9,467	5.26	707,021	9,357	5.31
Residential mortgage loans	450,105	5,606	4.94	445,315	5,535	4.99
Consumer loans	136,239	2,197	6.40	132,804	2,150	6.49
Total loans (B)	1,347,316	18,213	5.36	1,332,682	17,984	5.41
Total interest-earning assets	$1,466,760	$19,061	5.16%	$1,439,430	$18,787	5.24%

Noninterest-earning assets:
Cash and due from banks	24,345			24,625
Allowance for loan losses	(16,224)			(15,955)
Other assets	70,484			69,664
Total noninterest-earning assets	78,605			78,334
Total assets	$1,545,365			$1,517,764

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$176,953	$438	0.98%	$174,391	$442	1.02%
Total savings deposits	398,676	1,194	1.19	395,185	1,188	1.21
Total time deposits	432,035	2,577	2.37	422,458	2,437	2.31
Total interest-bearing deposits	1,007,664	4,209	1.66	992,034	4,067	1.64
Borrowed funds and subordinated debentures	92,326	442	1.90	94,568	504	2.14
Total interest-bearing liabilities	$1,099,990	$4,651	1.68%	$1,086,602	$4,571	1.69%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	279,150			271,359
Other liabilities	14,364			13,697
Total noninterest-bearing liabilities	293,514			285,056
Total shareholders' equity	151,861			146,106
Total liabilities and shareholders' equity	$1,545,365			$1,517,764

Net interest spread		$14,410	3.48%		$14,216	3.54%
Tax-equivalent basis adjustment		(6)			(6)
Net interest income		$14,404			$14,210
Net interest margin			3.90%			3.96%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2019			September 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$51,744	$271	2.08%	$40,060	$187	1.85%
FHLB stock	5,138	82	6.33	5,805	101	6.90
Securities:
Taxable	58,144	463	3.16	59,916	465	3.08
Tax-exempt	4,418	32	2.87	5,095	35	2.73
Total securities (A)	62,562	495	3.14	65,011	500	3.05
Loans:
SBA loans	47,187	943	7.93	56,837	1,050	7.33
Commercial loans	713,785	9,467	5.26	683,632	8,784	5.10
Residential mortgage loans	450,105	5,606	4.94	404,439	4,803	4.71
Consumer loans	136,239	2,197	6.40	116,421	1,776	6.05
Total loans (B)	1,347,316	18,213	5.36	1,261,329	16,413	5.16
Total interest-earning assets	$1,466,760	$19,061	5.16%	$1,372,205	$17,201	4.97%

Noninterest-earning assets:
Cash and due from banks	24,345			25,560
Allowance for loan losses	(16,224)			(14,909)
Other assets	70,484			65,645
Total noninterest-earning assets	78,605			76,296
Total assets	$1,545,365			$1,448,501

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$176,953	$438	0.98%	$173,515	$330	0.75%
Total savings deposits	398,676	1,194	1.19	407,287	1,049	1.02
Total time deposits	432,035	2,577	2.37	350,747	1,739	1.97
Total interest-bearing deposits	1,007,664	4,209	1.66	931,549	3,118	1.33
Borrowed funds and subordinated debentures	92,326	442	1.90	109,408	509	1.85
Total interest-bearing liabilities	$1,099,990	$4,651	1.68%	$1,040,957	$3,627	1.38%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	279,150			266,833
Other liabilities	14,364			9,805
Total noninterest-bearing liabilities	293,514			276,638
Total shareholders' equity	151,861			130,906
Total liabilities and shareholders' equity	$1,545,365			$1,448,501

Net interest spread		$14,410	3.48%		$13,574	3.59%
Tax-equivalent basis adjustment		(6)			(7)
Net interest income		$14,404			$13,567
Net interest margin			3.90%			3.92%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
September 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the nine months ended
	September 30, 2019			September 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$43,021	$724	2.25%	$42,772	$563	1.76%
FHLB stock	5,768	275	6.37	7,131	359	6.73
Securities:
Taxable	58,271	1,400	3.21	61,538	1,442	3.13
Tax-exempt	4,491	101	3.01	5,214	109	2.80
Total securities (A)	62,762	1,501	3.20	66,752	1,551	3.11
Loans:
SBA loans	48,238	2,880	7.98	62,517	3,365	7.20
Commercial loans	706,280	27,892	5.28	657,879	24,718	5.02
Residential mortgage loans	445,145	16,702	5.02	387,651	13,666	4.71
Consumer loans	131,714	6,382	6.48	114,658	5,003	5.83
Total loans (B)	1,331,377	53,856	5.41	1,222,705	46,752	5.11
Total interest-earning assets	$1,442,928	$56,356	5.22%	$1,339,360	$49,225	4.91%

Noninterest-earning assets:
Cash and due from banks	25,019			24,325
Allowance for loan losses	(15,979)			(14,429)
Other assets	70,243			65,380
Total noninterest-earning assets	79,283			75,276
Total assets	$1,522,211			$1,414,636

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$177,789	$1,289	0.97%	$173,381	$813	0.63%
Total savings deposits	397,029	3,500	1.18	403,916	2,768	0.92
Total time deposits	408,718	7,023	2.30	299,970	4,042	1.80
Total interest-bearing deposits	983,536	11,812	1.61	877,267	7,623	1.16
Borrowed funds and subordinated debentures	107,101	1,695	2.12	143,492	1,997	1.86
Total interest-bearing liabilities	$1,090,637	$13,507	1.66%	$1,020,759	$9,620	1.26%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	271,118			258,787
Other liabilities	14,129			9,382
Total noninterest-bearing liabilities	285,247			268,169
Total shareholders' equity	146,327			125,708
Total liabilities and shareholders' equity	$1,522,211			$1,414,636

Net interest spread		$42,849	3.56%		$39,605	3.65%
Tax-equivalent basis adjustment		(20)			(21)
Net interest income		$42,829			$39,584
Net interest margin			3.97%			3.95%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
September 30, 2019

Amounts in thousands, except percentages	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$15,965	$15,684	$15,488	$14,988	$14,634
Provision for loan losses charged to expense	750	350	500	500	500
	16,715	16,034	15,988	15,488	15,134
Less: Chargeoffs
SBA loans	100	84	308	—	169
Commercial loans	500	—	1	10	—
Residential mortgage loans	130	—	—	—	—
Consumer loans	—	—	1	—	—
Total chargeoffs	730	84	310	10	169
Add: Recoveries
SBA loans	14	1	1	3	1
Commercial loans	3	4	5	5	5
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	10	—	2	17
Total recoveries	17	15	6	10	23
Net chargeoffs	713	69	304	—	146
Balance, end of period	$16,002	$15,965	$15,684	$15,488	$14,988

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$504	$437	$814	$1,560	$1,297
Commercial loans	629	54	1,046	1,076	1,234
Residential mortgage loans	4,427	3,924	5,243	4,211	3,536
Consumer loans	23	—	171	26	128
Total nonperforming loans (1)	5,582	4,415	7,274	6,873	6,195
Other real estate owned ("OREO")	1,723	921	273	56	56
Nonperforming assets	7,305	5,336	7,547	6,929	6,251
Less: Amount guaranteed by SBA	63	68	68	89	104
Net nonperforming assets	$7,242	$5,268	$7,479	$6,840	$6,147

Loans 90 days past due & still accruing	$140	$—	$39	$98	$546

Performing Troubled Debt Restructurings (TDRs)	$718	$728	$738	$745	$755
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$718	$728	$738	$745	$755

Allowance for loan losses to:
Total loans at quarter end	1.17%	1.19%	1.19%	1.19%	1.17%
Nonperforming loans (1)	286.67	361.61	215.62	225.35	241.94
Nonperforming assets	219.06	299.19	207.82	223.52	239.77
Net nonperforming assets	220.96	303.06	209.71	226.43	243.83

QTD net chargeoffs (recoveries) (annualized) to QTD average loans:
SBA loans	0.72%	0.70%	2.49%	(0.02)%	1.17%
Commercial loans	0.28	—	—	—	—
Residential mortgage loans	0.11	—	—	—	—
Consumer loans	—	(0.03)	—	(0.01)	(0.06)
Total loans	0.21%	0.02%	0.09%	—%	0.05%

Nonperforming loans to total loans	0.41%	0.33%	0.55%	0.53%	0.48%
Nonperforming loans and TDRs to total loans	0.46	0.38	0.61	0.58	0.54
Nonperforming assets to total loans and OREO	0.53	0.40	0.57	0.53	0.49
Nonperforming assets to total assets	0.44	0.33	0.47	0.44	0.40

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
September 30, 2019

(In thousands, except percentages and per share amounts)	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
SUMMARY OF INCOME:
Total interest income	$19,055	$18,781	$18,500	$18,060	$17,194
Total interest expense	4,651	4,571	4,284	3,896	3,627
Net interest income	14,404	14,210	14,216	14,164	13,567
Provision for loan losses	750	350	500	500	500
Net interest income after provision for loan losses	13,654	13,860	13,716	13,664	13,067
Total noninterest income	2,710	2,411	2,020	1,954	2,479
Total noninterest expense	8,729	8,791	8,476	8,268	8,801
Income before provision for income taxes	7,635	7,480	7,260	7,350	6,745
Provision for income taxes	1,676	1,646	1,520	1,547	1,255
Net income	$5,959	$5,834	$5,740	$5,803	$5,490

Net income per common share - Basic	$0.55	$0.54	$0.53	$0.54	$0.51
Net income per common share - Diluted	$0.54	$0.53	$0.52	$0.53	$0.50

COMMON SHARE DATA:
Market price per share	$22.15	$22.70	$18.88	$20.76	$22.90
Dividends paid	$0.08	$0.08	$0.07	$0.07	$0.07
Book value per common share	$14.25	$13.76	$13.28	$12.85	$12.37

Weighted average common shares outstanding - Basic	10,863	10,843	10,801	10,765	10,743
Weighted average common shares outstanding - Diluted	11,036	11,026	10,955	10,935	10,936
Issued and outstanding common shares	10,869	10,856	10,822	10,780	10,756

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.53%	1.54%	1.55%	1.56%	1.50%
Return on average equity	15.57	16.01	16.52	17.00	16.64
Efficiency ratio	51.06	53.20	52.53	50.69	54.86
Noninterest expense to average assets	2.24	2.32	2.29	2.22	2.41

BALANCE SHEET DATA:
Total assets	1,664,308	1,626,737	1,590,046	1,579,157	1,553,152
Total deposits	1,273,362	1,264,353	1,226,586	1,207,687	1,219,473
Total loans	1,368,474	1,344,757	1,312,994	1,304,566	1,283,304
Total securities	63,991	62,122	62,962	63,732	63,399
Total shareholders' equity	154,884	149,383	143,717	138,488	133,067
Allowance for loan losses	(16,002)	(15,965)	(15,684)	(15,488)	(14,988)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.16%	5.24%	5.28%	5.12%	4.97%
Interest-bearing liabilities	1.68	1.69	1.60	1.46	1.38
Net interest spread	3.48	3.54	3.68	3.66	3.59
Net interest margin	3.90	3.96	4.06	4.01	3.92

CREDIT QUALITY:
Nonperforming assets	7,305	5,336	7,547	6,929	6,251
QTD net chargeoffs (annualized) to QTD average loans	0.21%	0.02%	0.09%	—%	0.05%
Allowance for loan losses to total loans	1.17	1.19	1.19	1.19	1.17
Nonperforming assets to total loans and OREO	0.53	0.40	0.57	0.53	0.49
Nonperforming assets to total assets	0.44	0.33	0.47	0.44	0.40

(In thousands, except percentages and per share amounts)	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018
CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.31%	9.18%	9.04%	8.77%	8.57%
Leverage ratio	10.54	10.36	10.09	9.90	9.74
Common equity tier 1 risk-based capital ratio	12.24	11.99	11.78	11.40	11.15
Tier 1 risk-based capital ratio	13.04	12.81	12.62	12.24	12.00
Total risk-based capital ratio	14.28	14.06	13.87	13.49	13.25
Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	194	185	190	198	195